Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Tornado Gold International Corp. (the "Company") on Form 10-QSB/A for the quarter ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Earl W. Abbott, President and Chief Executive Officer of the Company, and I, George Drazenovic, Chief Financial Officer of the Company, each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 23, 2007	By: /s/ EARL W. ABBOTT

Earl W. Abbott
President and Chief Executive Officer
(Principal Executive Officer)

March 23, 2007	By: /s/ GEORGE DRAZENOVIC

George Drazenovic
Chief Financial Officer
(Principal Financial Officer)